As filed with the Securities and Exchange Commission on January 30, 2018]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
 (Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
 (Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
 (Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Annual Report

2017

FRONT COVER | NOT PART OF REPORT

THIS PAGE INTENTIONALLY BLANK

2  |  MainGate mlp fund

MainGate MLP Fund

Class A  (AMLPX)
Class C  (MLCPX)
Class I  (IMLPX)

6075 Poplar Avenue, Suite 720 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | www.maingatefunds.com

Annual Report

November 30, 2017

ANNUAL REPORT 2017 • 3

Table of Contents

Shareholder Letter	5

Hypothetical Growth of a $10,000 Investment	9

Average Annual Returns	9

Expense Example	10

Allocation of Portfolio Assets	11

Schedule of Investments	11

Statement of Assets and Liabilities	12

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights: Class A Shares	14

Financial Highlights: Class C Shares	15

Financial Highlights: Class I Shares	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	23

Trustees & Officers	24

Additional Information	25

Privacy Policy	26

Fund Service Providers	27

MainGate mlp fund

Dear Shareholder,

The MainGate MLP Fund (“Fund”) had the following average annual total returns for its fiscal year ended November 30, 2017 compared to the S&P 500 Index.

	Inception Date	1 Year	3 Year	5 Year	Since Inception
MainGate MLP Fund – Class A without load	2/17/11	-10.86%	-9.30%	1.31%	2.90%
MainGate MLP Fund – Class A with 5.75%	2/17/11	-15.95%	-11.08%	0.12%	2.01%
maximum front-end load
MainGate MLP Fund – Class I	2/17/11	-10.66%	-9.08%	1.57%	3.17%
S&P 500 Index	2/17/11	22.87%	10.91%	15.74%	12.93%
MainGate MLP Fund – Class C without load	3/31/14	-11.51%	-9.98%	N/A	-6.51%
MainGate MLP Fund – Class C with 1.00%	3/31/14	-12.43%	-9.98%	N/A	-6.51%
Contingent Deferred Sales Charge
S&P 500 Index	3/31/14	22.87%	10.91%	N/A	12.24%

Expense Ratios (Gross/Net): A Shares = 1.67%/1.67% | C Shares = 2.42%/2.42% | I Shares = 1.42%/1.42%. Net expense ratios represent the percentages paid by investors and reflect a 0.00% Deferred Income Tax Expense which represents the performance impact of accrued deferred tax liabilities across the Fund, not individual share classes, for the fiscal year ended November 30, 2017 (the Fund did not have a current tax expense or benefit due to a valuation allowance). The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A and Class C 12b-1 fees; borrowing costs; taxes, such as Deferred Income Tax Expense; and extraordinary expenses) at 1.50% through March 31, 2019. The performance data shown For Class C with load reflects the Class C maximum deferred sales charge of 1.00%. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month-end please call 855.MLP.FUND (855.657.3863). Performance data shown for Class A shares with load reflects the maximum sales charge of 5.75%. Performance data shown for Class C shares with load reflects the maximum deferred sales charge of 1.00%. Performance data shown for Class I shares does not reflect the deduction of a sales load or fee. Performance data shown “Without Load” does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

During the prior fiscal year ended November 30, 2017, the Fund was affected by a volatile energy market. Fund returns were lower than the broader market (as measured by the S&P 500 Index). Market participants may have been more attracted to the broader market than to energy related investments such as MLPs.

ANNUAL REPORT 2017  •  5

Overview

The MLP market was volatile throughout 2017. The MLP market, represented by the Alerian MLP Index, started the year with positive returns during the first few months of 2017, and then weakened over the remaining part of the year to close down on the year.

MLP totals returns have historically been influenced by the combination of yield and growth. MLPs had a yield of 7.6% as of 12/30/17 as represented by the Alerian MLP Index. In addition to their attractive historical yield, we believe MLPs may grow distributions over time due to (1) structural growth factors (such as rate increases), (2) organic growth projects, and (3) accretive acquisitions.

Potential organic growth opportunities should continue in the various hydrocarbon markets including natural gas, natural gas liquids (“NGLs”), and crude oil, although with a lower overall level of potential energy infrastructure projects. During 2017, expected organic growth projects totaled $43.0 billion of new investment1, and are projected to be $39.1 billion in 2018, a robust overall level of investment.

Lastly, the acquisition market has been solid over the past year. Total merger and acquisition (“M&A”) volume for the MLP market stood at $83.4 billion through December 2, 20172.

Historical and Forecasted Organic Midstream Capex Investments

Source: Wells Fargo Securities Equity Research, Midstream Monthly Outlook 01-04-18 presenting data from partnership reports and Wells Fargo Securities, LLC estimates.
Source notes: 2018-2022 estimates are based on its coverage universe only.

CAPEX: The abbreviation for Capital Expenditures used by a company to acquire or upgrade physical assets such as equipment, property, or industrial buildings.

(1) Source: Wells Fargo Securities Equity Research, Midstream Monthly Outlook 01-04-18.
(2) Source: UBS Weekly MLP Update 12-01-17.

6  |  MainGate mlp fund

M&A Transactions ($mm)

Source: UBS Weekly MLP Update 12-01-17 presenting data from IHS Herold,
 Securities Data Company, Factiva, Dealogic, and company disclosures.

Outlook

MLP valuations are attractive with Price to Distributable Cash Flow (P/DCF) multiples 18% below their 5 year average3. MLP balance sheets remain conservatively positioned with average Debt to Earnings before Interest, Taxes, Depreciation, and Amortization (Debt/EBITDA) of 3.9x.

Current Versus Historical MLP Valuation Metrics

MLP Valuation Metrics	Current	5-Year Average	Premium (Discount)	10-Year Average	Premium (Discount)
Midstream MLP Yield	8.3%	7.0%	(16.0%)	7.2%	(13.5%)
Price-to-DCF	9.9x	12.0x	(18.0%)	12.1x	(18.6%)
EV-to-EBITDA	11.0x	13.7x	(19.8%)	12.8x	(14.1%)
Midstream Spread-to-10-year Treasury – discount (premium)	591	475	—	422	—
Midstream Spread-to-investment grade bonds – discount (premium)	413	216	—	165	—
Midstream Spread-to-high yield bonds – discount (premium)	294	112	—	(20)	—

Source: Wells Fargo Securities Equity Research, Midstream Monthly Outlook 01-04-18 presenting data from partnership reports, FactSet and Wells Fargo Securities, LLC estimates. Source notes: Midstream MLPs exclude Upstream, Non-Traditional, Coal, and Marine subsectors.
P/DCF and EV/EBITDA are based on median 2018 estimates for Current column. EV/EBITDA adjusted to reflect % of cash flow to GP.

We thank you for your continued confidence despite difficult market conditions. We believe the underlying financial strength of MLPs is solid and that long-term growth prospects remain excellent and are not reflected in their current valuations.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

(3) Source: Wells Fargo Securities Equity Research, Midstream Monthly Outlook 01-04-18.

ANNUAL REPORT 2017  •  7

Past performance is not a guarantee of future results.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the energy sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Debt to EBITDA is debt divided by EBITDA.

DCF is Distributable Cash Flow, which is generally defined as: + earnings before interest, taxes, depreciation and amortization (EBITDA) - maintenance capital expenditures - interest expense = Distributable Cash Flow.

P/DCF is price divided by Distributable Cash Flow.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Alerian MLP Index: A capitalization-weighted index of the 50 most prominent energy Master Limited Partnerships.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (at a maximum rate of 35% as of November 30, 2017) as well as state and local income taxes.

The Fund accrues deferred income taxes, if applicable, for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes.

If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

8  |  MainGate mlp fund

Hypothetical Growth of a $10,000 Investment | unaudited

This chart illustrates the performance of a hypothetical $10,000 investment made in each share class as of its inception date (2/17/11 for Class A and Class I and 3/31/14 for Class C). Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Average Annual Returns | November 30, 2017

	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-10.86%	1.31%	2.90%	2/17/11
Class A (with sales load)	-15.95%	0.12%	2.01%	2/17/11
Class C	-11.51%	n/a	-6.51%	3/31/14
Class C (with CDSC)	-12.43%	n/a	-6.51%	3/31/14
Class I	-10.66%	1.57%	3.17%	2/17/11
S&P 500 Index	22.87%	15.74%	12.93%	2/17/11
S&P 500 Index	22.87%	n/a	12.24%	3/31/14

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.

Periods of one year or less in length are cumulative.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C (with CDSC) performance reflects the 1.00% contingent deferred sales charge. Class I is not subject to a sales charge or CDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ANNUAL REPORT 2017  •  9

Expense Example | unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2017 to November 30, 2017.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During Period(1) (06/01/17 – 11/30/17)	Net Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$899.23	$7.86	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Class C Actual	$1,000.00	$891.87	$11.38	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.04	$12.11	2.40%
Class I Actual	$1,000.00	$901.28	$6.67	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period), for Class A, Class C and Class I. Expenses for the six-month period ended excluded a net deferred tax benefit to the fund that equaled 1.66% for Class A, 2.41% for Class C and 1.41% for Class I.

(2)	Annualized expense ratio excludes current and deferred income and franchise tax expense.

10  |  MainGate mlp fund

Allocation of Portfolio Assets
November 30,  2017
(expressed as a percentage of total investments)

■	Natural Gas/Natural Gas Liquid Pipelines and Storage*	41.4%
■	Crude/Refined Products Pipelines and Storage*	38.6%
■	Natural Gas Gathering/Processing*	20.0%

*Master Limited Partnerships and Related Companies

Schedule of Investments  |  November 30,  2017

Master Limited Partnerships and Related Companies: 100.5%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage: 38.8%(1)
United States: 38.8%(1)
BP Midstream Partners, L.P.(2)	2,057,800	$37,596,006
Buckeye Partners, L.P.	1,275,000	58,560,750
Genesis Energy, L.P. - Class A	3,730,000	80,083,100
Magellan Midstream Partners, L.P.	1,000,000	67,000,000
MPLX, L.P.	900,000	32,274,000
Phillips 66 Partners, L.P.	1,000,000	46,860,000
Plains All American Pipeline, L.P.	2,400,000	46,800,000
Plains GP Holdings, L.P. - Class A	3,100,000	63,829,000
Semgroup Corporation - Class A(3)	3,350,000	80,400,000
Shell Midstream Partners, L.P.	3,150,000	85,207,500
Valero Energy Partners, L.P.	600,000	24,936,000
		623,546,356
Natural Gas/Natural Gas Liquid Pipelines and Storage: 41.6%(1)
United States: 41.6%(1)
Dominion Midstream Partners, L.P.	2,200,000	70,730,000
Energy Transfer Equity, L.P.(3)	8,400,000	136,080,000
Energy Transfer Partners, L.P.	3,850,000	63,948,500
Enterprise Products Partners, L.P.	5,300,000	130,539,000
EQT GP Holdings, L.P.(3)	1,250,000	31,962,500
EQT Midstream Partners, L.P.	470,000	32,251,400
Western Gas Equity Partners, L.P.(3)	2,100,000	74,970,000
Western Gas Partners, L.P.	1,050,000	47,061,000
Williams Companies, Inc.(3)	2,800,000	81,340,000
		668,882,400
Natural Gas Gathering/Processing: 20.1%(1)
United States: 20.1%(1)
Antero Midstream Partners, L.P.	1,755,000	48,350,250
Enlink Midstream Partners, L.P.	2,100,000	33,579,000
Enlink Midstream, LLC(3)	6,100,000	101,870,000
Targa Resources Corporation(3)	3,200,000	138,880,000
		322,679,250

Total Master Limited Partnerships and Related Companies (Cost $1,530,227,230)		$1,615,108,006
Total Investments: 100.5%(1) (Cost $1,530,227,230)		$1,615,108,006
Liabilities in Excess of Other Assets: (0.5%)(1)		(7,849,963)
Net Assets: 100.0%(1)		$1,607,258,043

(1)	Calculated as a percentage of net assets applicable to shareholders.
(2)	Non-income producing security.
(3)	MLP general partner interest.

See Accompanying Notes to the Financial Statements.	ANNUAL REPORT 2017 • 11

Statement of Assets and Liabilities
November 30,  2017

Assets
Investments at fair value (cost $1,530,227,230)	$1,615,108,006
Cash	955,557
Receivable for Fund shares sold	7,339,786
Dividends Receivable	1,507,500
Prepaid expenses	48,700
Total assets	1,624,959,549
Liabilities
Payable to Adviser	1,704,065
Payable for Fund shares redeemed	15,334,893
Payable for 12b-1 distribution fee	92,558
Payable to Trustees	24,000
Payable to Custodian	18,282
Accrued expenses and other liabilities	527,708
Total liabilities	17,701,506

Net assets	$1,607,258,043

Net Assets Consist of
Additional paid-in capital	$1,850,021,531
Undistributed net investment loss, net of deferred taxes	(34,822,603)
Accumulated realized loss, net of deferred taxes	(275,426,570)
Net unrealized appreciation on investments, net of deferred taxes	67,485,685
Net assets	$1,607,258,043

Unlimited shares authorized, no par value	Class A	Class C	Class I
Net assets	$140,857,758	$62,803,141	$1,403,597,144
Shares issued and outstanding	17,072,458	7,759,763	166,429,574
Net asset value, redemption price and minimum offering price per share	$8.25	$8.09	$8.43
Maximum offering price per share ($8.25/0.9425)	$8.75	NA	NA

Statement of Operations
November 30,  2017

Investment Income
Distributions received from master limited partnerships	$88,253,262
Less: return of capital on distributions from master limited partnerships	(88,253,262)
Distribution income received in excess of return of capital from master limited partnerships	—
Dividends from common stock	10,343,488
Total Investment Income	10,343,488

Expenses
Advisory fees	23,949,139
Administrator fees	1,167,478
Transfer agent expense	716,715
Reports to shareholders	354,435
Registration fees	151,521
Franchise tax expense	148,000
Custodian fees and expenses	110,339
Insurance expense	109,154
Trustees’ fees	105,001
Professional fees	98,939
Compliance fees	70,426
Fund accounting fees	1,117
12b-1 distribution fee - Class A	477,551
12b-1 distribution fee - Class C	707,770
Other expenses	15,437
Total Expenses	28,183,022
Net Investment Loss, before taxes	(17,839,534)
Current and deferred tax benefit/(expense)(1)	—
Net Investment Loss, net of taxes	(17,839,534)

Realized and Unrealized Loss on Investments
Net realized loss on investments, before taxes	(50,547,890)
Current and deferred tax benefit/(expense)(1)	—
Net realized loss on investments, net of taxes	(50,547,890)
Net change in unrealized apppreciation on investments, before taxes	(146,042,628)
Deferred tax benefit/(expense)(1)	—
Net change in unrealized appreciation on investments, net of taxes	(146,042,628)
Net Realized and Unrealized Loss on Investments	(196,590,518)
Decrease in Net Assets Applicable to Shareholders Resulting from Operations	$(214,430,052)

(1)	Any tax benefit/(expense) was fully offset by a 100% valuation allowance recorded as of November 30, 2017.

12 | MainGate mlp fund	See Accompanying Notes to the Financial Statements.

Statements of Changes in Net Assets

Operations	Year Ended November 30, 2017		Year Ended November 30, 2016
Net investment loss, net of deferred tax benefit	$(17,839,534)		$(7,008,386)
Net realized loss on investments, net of deferred tax benefit	(50,547,890)		(211,476,291)
Net change in unrealized appreciation (depreciation) of investments, net of deferred tax benefit/(expense)	(146,042,628)		442,853,245
Net increase (decrease) in net assets resulting from operations	(214,430,052)		224,368,568

Dividends and Distributions to Class A Shareholders
Return of capital	(12,592,849)		(13,101,252)
Dividends and Distributions to Class C Shareholders
Return of capital	(4,756,618)		(3,911,099)
Dividends and Distributions to Class I Shareholders
Return of capital	(107,559,876)		(81,407,521)
Total dividends and distributions to Fund shareholders	(124,909,343)		(98,419,872)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	913,896,842	(1)	1,109,344,507	(2)
Dividend reinvestments	99,540,657		81,095,331
Payments for redemptions	(885,522,118	)(1)	(752,333,057	)(2)
Net increase in net assets from capital share transactions	127,915,381		438,106,781
Total increase (decrease) in net assets	(211,424,014)		564,055,477

Net Assets
Beginning of period	1,818,682,057		1,254,626,580
End of period	$1,607,258,043		$1,818,682,057
Undistributed net investment loss at the end of the period, net of deferred taxes	$(34,822,603)		$(16,983,069)

(1)	Includes $4,193,353 of exchanges from Class A to I.
(2)	Includes $15,403,376 of exchanges from Class A to I.

See Accompanying Notes to the Financial Statements.	ANNUAL REPORT 2017 • 13

Financial Highlights: Class A Shares

Per Share Data(1)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013
Net Asset Value, beginning of year	$9.89	$9.38	$13.39	$12.00	$10.37

Income from Investment Operations
Net investment loss(2)	(0.11)	(0.06)	(0.03)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.90)	1.20	(3.35)	2.11	2.32
Total increase (decrease) from investment operations	(1.01)	1.14	(3.38)	2.02	2.26
Less Distributions to Shareholders
Net investment income	—	—	—	(0.06)	—
Return of capital	(0.63)	(0.63)	(0.63)	(0.57)	(0.63)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of year	$8.25	$9.89	$9.38	$13.39	$12.00
Total Investment Return	(10.86)%	13.32%	(26.13)%	17.01%	22.22%

Supplemental Data and Ratios
Net assets, end of year	$140,857,758	$209,297,676	$186,564,276	$175,523,649	$127,777,305
Ratio of waiver (recoupment) to average net assets	—	—	(0.03)%	(0.05)%	0.04%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(3,4)	0.01%	—	(6.75)%	7.19%	9.69%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.66%	1.67%	(5.08)%	8.89%	11.48%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.66%	1.67%	(5.05)%	8.94%	11.44%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.65%	1.67%	1.66%	1.70%	1.79%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.65%	1.67%	1.69%	1.75%	1.75%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5)	(1.12)%	(0.68)%	(0.22)%	(0.64)%	(0.58)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5)	(1.12)%	(0.68)%	(0.25)%	(0.69)%	(0.54)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5)	(1.11)%	(0.67)%	(0.56)%	(1.07)%	(0.99)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5)	(1.11)%	(0.67)%	(0.59)%	(1.12)%	(0.95)%
Portfolio turnover rate(6)	19.35%	24.63%	57.63%	57.83%	90.59%

(1) Information presented relates to a share of Class A for the entire period. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $13,029,619 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax expense, of which $12,226,299 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $29,149,971 in net deferred tax expense, of which $8,448,503 is attributable to Class A. (4) For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $14,756 is attributable to Class A. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $7,370 is attributable to Class A. For the year ended November 30, 2015, the Fund acrrued $100,618 in franchise tax expense, of which $15,296 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $21,899 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $10,848 is attributable to Class A. (5) For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $667,799 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $3,704,675, in net deferred tax benefit, of which $748,704 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $1,263,406 in net deferred tax benefit, of which $366,172 is attributable to Class A. (6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

14 | MainGate mlp fund	See Accompanying Notes to the Financial Statements.

Financial Highlights: Class C Shares

Per Share Data(2)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	March 31, 2014(1) – November 30, 2014
Net Asset Value, beginning of period	$9.78	$9.35	$13.45	$—
Public offering price	—	—	—	13.00

Income from Investment Operations
Net investment loss(3)	(0.17)	(0.13)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.89)	1.19	(3.35)	1.06
Total increase (decrease) from investment operations	(1.06)	1.06	(3.47)	0.92
Less Distributions to Shareholders
Net investment income	—	—	—	(0.04)
Return of capital	(0.63)	(0.63)	(0.63)	(0.43)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.47)
Net Asset Value, end of period	$8.09	$9.78	$9.35	$13.45
Total Investment Return	(11.51)%	12.47%	(26.70)%	7.09%(4)

Supplemental Data and Ratios
Net assets, end of period	$62,803,141	$66,956,773	$42,667,765	$25,987,231
Ratio of waiver (recoupment) to average net assets(5)	—	—	(0.03)%	(0.05)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(6,7)	0.01%	—	(6.75)%	2.10%(4)
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(5,6,7)	2.41%	2.42%	(4.33)%	4.55%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(5,6,7)	2.41%	2.42%	(4.30)%	4.60%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(5,6,7)	2.40%	2.42%	2.41%	2.45%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(5,6,7)	2.40%	2.42%	2.44%	2.50%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(5,7,8)	(1.87)%	(1.43)%	(0.97)%	(1.58)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(5,7,8)	(1.87)%	(1.43)%	(1.00)%	(1.63)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(5,7,8)	(1.86)%	(1.42)%	(1.31)%	(1.90)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(5,7,8)	(1.86)%	(1.42)%	(1.34)%	(1.95)%
Portfolio turnover rate(9)	19.35%	24.63%	57.63%	57.83%

(1) Commencement of operations. (2) Information presented relates to a share of Class C for the entire period. (3) Calculated using average shares outstanding method. (4) Not annualized. (5) For periods less than one full year all income and expenses are annualized. (6) For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $2,449,517 is attributable to Class C. For the period from March 31, 2014 to November 30, 2014, the Fund accrued $20,001,167 in net deferred tax expense, of which $265,741 is attributable to Class C. (7) For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $5,467 is attributable to Class C. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $2,149 is attributable to Class C. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $2,876 is attributable to Class C. For the period from March 31, 2014 to November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $1,508 is attributable to Class C. (8) For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $125,544 is attributable to Class C. For the period from March 31, 2014 to November 30, 2014, the Fund accrued $3,226,113 in net deferred tax benefit, of which $42,863 is attributable to Class C. (9) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.	ANNUAL REPORT 2017 • 15

Financial Highlights: Class I Shares

Per Common Share Data(1)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013
Net Asset Value, beginning of year	$10.07	$9.52	$13.54	$12.10	$10.42

Income from Investment Operations
Net investment income (loss)(2)	(0.08)	(0.04)	0.00‡	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.93)	1.22	(3.39)	2.13	2.34
Total increase (decrease) from investment operations	(1.01)	1.18	(3.39)	2.07	2.31
Less Distributions to Shareholders
Net investment income	—	—	—	(0.06)	—
Return of capital	(0.63)	(0.63)	(0.63)	(0.57)	(0.63)
Total distributions to shareholders	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of period	$8.43	$10.07	$9.52	$13.54	$12.10
Total Investment Return	(10.66)%	13.55%	(25.91)%	17.29%	22.60%

Supplemental Data and Ratios
Net assets, end of period	$1,403,597,144	$1,542,427,608	$1,025,394,539	$916,217,095	$343,055,922
Ratio of waiver (recoupment) to average net assets	—	—	(0.03)%	(0.05)%	0.04%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(3,4)	0.01%	—	(6.75)%	6.15%	9.69%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.41%	1.42%	(5.33)%	7.60%	11.23%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.41%	1.42%	(5.30)%	7.65%	11.19%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(3,4)	1.40%	1.42%	1.41%	1.45%	1.54%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(3,4)	1.40%	1.42%	1.44%	1.50%	1.50%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(3,4)	(0.87)%	(0.43)%	0.03%	(0.40)%	(0.33)%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5)	(0.87)%	(0.43)%	0.00%	(0.45)%	(0.29)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5)	(0.86)%	(0.42)%	(0.31)%	(0.84)%	(0.74)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5)	(0.86)%	(0.42)%	(0.34)%	(0.89)%	(0.70)%
Portfolio turnover rate(6)	19.35%	24.63%	57.63%	57.83%	90.59%

‡ Less than one cent per share.

(1) Information presented relates to a share of Class I for the entire period. (2) Calculated using average shares outstanding method. (3) For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $70,229,060 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $51,671,889 in net deferred tax benefit, of which $39,179,849 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $29,149,971 in net deferred tax expense, of which $20,701,468 is attributable to Class I. (4) For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $127,777 is attributable to Class I. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $46,134 is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $82,446 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $113,535 in franchise tax expense, of which $90,128 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $37,430 in franchise tax expense, of which $26,582 is attributable to Class I. (5) For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $3,599,408 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $3,704,675 in net deferred tax benefit, of which $2,913,108 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $1,263,406 in net deferred tax benefit, of which $897,234 is attributable to Class I. (6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16 | MainGate mlp fund	See Accompanying Notes to the Financial Statements.

Notes to Financial Statements
November 30, 2017

1. Organization

MainGate MLP Fund (the “Fund”), a  series of  MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The  Fund  offers three  classes of  shares, Class  A,  Class  C  and Class I. Class A shares are subject to a maximum 5.75% front-end sales charge and a 1.00% contingent deferred sales charge within 18 months of redemption. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the year ended November 30, 2017, contingent deferred sales charges of $16,643 and $8,769 were incurred by Class A and Class C shareholders, respectively.

The  Fund  is  an  investment  company  and  accordingly  follows the  investment company accounting and  reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Board Certification Topic 946 Financial Services – Investment Companies.

2. Significant Accounting  Policies

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

•  Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be  valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

•  Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

•  Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. The Adviser also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of  capital from the MLP. Dividends received from the Fund’s investments in MLP general partner interests generally are comprised of ordinary income. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of  capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

ANNUAL REPORT 2017  •  17

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended November 30, 2017, the Fund has estimated approximately 100% of the distributions from MLPs taxed as partnerships to be return of capital. Distributions from common stock may also include income and return of capital. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the MLPs and common stock after their tax reporting periods conclude.

Expenses are recorded on the accrual basis.

D. Dividends and Distributions to Shareholders. Dividends and   distributions  to   shareholders  are   recorded   on   the   ex-dividend date. The character of dividends and distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2017, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the year ended November 30, 2017 will be determined in early 2018.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. Federal income tax rates may change pending future legislation, which may have a material effect on the financial statements. A change in federal income tax rate is recorded on the date of enactment (See Note 9). The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the year ended November 30, 2017, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Cash  Distribution  Information. The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

G. Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•  Level 1: quoted prices in active markets for identical securities

•  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund did not hold Level 2 or Level 3 investments at any time  during  fiscal year ended November 30, 2017. There  were no transfers into and out of all Levels during the current period presented. It is the Fund’s policy to record transfers between all Levels as of the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

18  |  MainGate mlp fund

		Fair Value Measurements at Reporting Date Using:
Description	Fair Value at November 30, 2017	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$1,615,108,006	$1,615,108,006	$ —	$ —
Total	$1,615,108,006	$1,615,108,006	$ —	$ —

(1)	All other industry classifications are identified in the Schedule of Investments.

4. Concentrations of Risk

The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests.

5. Agreements and Related Party Transactions

The  Trust has  entered into  an  Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The   Adviser   has   agreed   to   waive   its   advisory   fee   and/or reimburse  certain  operating  expenses  of  the  Fund,  until  at least March 31, 2019, but only to  the extent necessary so  that the   Fund’s  total   annual  expenses,  excluding  brokerage  fees and  commissions;  borrowing  costs  (such  as  (a)  interest  and (b) dividend expenses on securities sold short); taxes, including deferred income tax expense/(benefit) and franchise taxes; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Waived  fees  and  reimbursed  Fund  expenses,  including  prior year expenses, are subject to potential recoupment by year of expiration. During the year ended November 30, 2017, the Fund did not waive or recoup expenses. At November 30, 2017, there were no prior year amounts subject to potential recoupment.

Certain Trustees and Officers of the Trust/Fund are also Officers of the Adviser.

The Fund has engaged Vigilant Compliance, LLC (“Vigilant”) to provide compliance services including the appointment of the Fund’s Chief Compliance Officer. Effective October 1, 2015, the Fund pays Vigilant a monthly fee of $4,823 for net assets between $1.0 billion and $1.7 billion, $5,333 for net assets between $1.7 billion and $2.0 billion, $5,843 for net assets between $2.0 billion and $2.5 billion, and $6,120 for net assets above $2.5 billion.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the year ended November 30, 2017, 12b-1 distribution expenses of $477,551 and $707,770 were accrued by Class A and Class C shares, respectively.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as  the  Fund’s  administrator. The  Fund  pays  the  administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $45,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

ANNUAL REPORT 2017  •  19

6. Income Taxes

Deferred income taxes  reflect the  net  tax  effects of  temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax  purposes.  Such  temporary  differences  are  principally:  (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more likely- than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At November 30, 2017, the Fund determined a valuation allowance was required.

Changes to the factors considered in assessing the Fund’s valuation allowance may result in the Fund revising its position as to the recoverability of its deferred tax assets which may result in a change to the valuation allowance at a later date.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2017, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$73,387,505
Capital loss carryforward (tax basis)	64,124,138
Other	50,202
Total deferred tax assets	137,561,845
Valuation allowance	(97,980,137)

Less: Deferred tax liabilities:
Unrealized gains on investment securities (tax basis) – net	(39,581,708)
Net deferred tax asset	$—

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carryforward amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$782,951	November 30, 2032
November 30, 2013	1,530,154	November 30, 2033
November 30, 2014	7,977,319	November 30, 2034
November 30, 2015	39,297,898	November 30, 2035
November 30, 2016	62,681,569	November 30, 2036
November 30, 2017	87,986,839	November 30, 2037
Total Fiscal Year Ended Net Operating Loss	$200,256,730

Fiscal Year Ended Net Capital Loss	Amount	Expiration
November 30, 2015	$16,220,624	November 30, 2020
November 30, 2016	146,278,454	November 30, 2021
November 30, 2017	11,399,727	November 30, 2022
Total Fiscal Year Ended Net Capital Loss	$173,898,805

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032.

20  |  MainGate mlp fund

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2017, as follows:

Total Tax Expense (Benefit)	Amount	Rate

Tax Expense (Benefit) at Statutory Rates	$(75,050,519)	(35.00)%
State Income Tax Expense (Benefit) (Net of Federal Benefit)	(4,019,273)	(1.87)%
Tax Expense (Benefit) on Permanent Items(1)	(3,134,360)	(1.46)%
Other	1,295,015	0.60%
Change in Valuation Allowance	80,909,137	37.73%
Total Tax Expense (Benefit)	$—	0.00%

(1)  Permanent Items are made up of dividends received deductions.

At November 30, 2017, the Fund did not have a current tax expense or benefit due to the use of a valuation allowance.

At  November  30,  2017,  the  tax  cost  basis  of  investments was $1,507,766,031 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$235,788,765
Gross unrealized depreciation	(128,446,790)
Net unrealized appreciation	$107,341,975

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the MLP investments and wash sales on security transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2014 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7. Investment Transactions

For the year ended November 30, 2017, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $474,941,100 and $362,924,028 (excluding short-term securities), respectively.

ANNUAL REPORT 2017  •  21

8. Share Transactions

Transactions of shares of the Fund were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
Class A Shares	Amount	Shares	Amount	Shares
Sold	$57,099,187	5,968,067	$127,564,990	14,915,589
Dividends Reinvested	10,829,204	1,143,253	10,840,469	1,240,638
Redeemed	(104,199,800)	(11,201,201)	(125,667,685)	(14,882,635)
Net Increase / (Decrease)	$(36,271,409)	(4,089,881)	$12,737,774	1,273,592
	Year Ended November 30, 2017		Year Ended November 30, 2016
Class C Shares	Amount	Shares	Amount	Shares
Sold	$23,672,967	2,528,783	$27,527,182	3,260,838
Dividends Reinvested	4,275,342	462,252	3,557,419	410,210
Redeemed	(18,885,604)	(2,074,183)	(12,102,273)	(1,389,568)
Net Increase	$9,062,705	916,852	$18,982,328	2,281,480
	Year Ended November 30, 2017		Year Ended November 30, 2016
Class I Shares	Amount	Shares	Amount	Shares
Sold	$833,124,688	85,329,359	$954,252,335	110,446,868
Dividends Reinvested	84,436,111	8,826,924	66,697,443	7,493,757
Redeemed	(762,436,714)	(80,886,570)	(614,563,099)	(72,523,981)
Net Increase	155,124,085	13,269,713	$406,386,679	45,416,644

9. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets and Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

The MainGate MLP Fund is a regular corporation for federal and state income tax purposes, thereby it is subject to federal and state income tax on its taxable income. The Tax Cuts and Jobs Act of 2017 was signed by the President of the United States on December 22, 2017 reducing the federal corporate income tax rate from 35% to 21%. As a result, the Fund’s net deferred tax asset balance of $70,331,743 as of December 21, 2017 was reduced to $41,090,579 on December 22, 2017 which continues to be offset by a full 100% valuation allowance. Due to the 100% valuation allowance the reduction in the federal corporate income tax rate had no impact on the Fund’s net asset value. If the Fund’s deferred tax asset were to change to a deferred tax liability the liability would be reflected at the newly enacted corporate tax rate of 21% plus an estimated state and local income tax rate. Management will continue to evaluate the other provisions of the tax cuts and Jobs Act of 2017 and the impact to the Fund.

On January 22, 2018 the Fund declared a distribution payable of $0.1575 per share, to Class A shareholders, Class C shareholders, and Class I shareholders of record on January 24, 2018, and payable on January 26, 2018.

22  |  MainGate mlp fund

Report of Independent Registered
Public Accounting Firm

To the Shareholders of MainGate MLP Fund and
Board of Trustees of MainGate Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MainGate MLP Fund (the “Fund”), a series of MainGate Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainGate MLP Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

ANNUAL REPORT 2017   •  23

Trustees & Officers
November 30,  2017  |  unaudited

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 6075 Poplar Ave., Suite 720, Memphis, TN 38119.

Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Robert A. Reed Age: 51	Lead Independent Trustee since January 2011	President, CEO and founder, ABC Polymer Industries, LLC since 1994	1
Director, Oakworth Capital Bank since 2008; Director, Robert E. Reed Gastrointestinal Oncology Research Foundation, 2001-present; Member of the Young Presidents Organization International, 2010; Member, Society of International Business Fellows, 1999-present

Darrison N. Wharton Age: 46	Independent Trustee since January 2011	Vice President and Client Advocate, Willis Towers Watson/Willis of Tennessee, Inc. in Memphis, TN since 2005	1
Board member, Goodwill Club of the Boys and Girls Clubs of Greater Memphis since 2009; President, Phoenix Club, a non-profit group dedicated to raising money for the Boys and Girls Clubs of Greater Memphis from 2006-2007

David C. Burns, CPA Age: 56	Independent Trustee and Chairman of the Audit Committee since January 2011	Partner and cofounder, Cross Keys Capital, LLC since 2004; Managing Director and Principal, Sundial Group, LLC since April 2012	1	Board member, Ryan Taylor & Co. since 2002; Board member, The Haven since 2007; Board member, Mountainside Holdings since 2011
Marshall K. Gramm Age: 44	Independent Trustee since January 2011	Associate Professor of Economics, Rhodes College, 2006-present	1	None
Barry Samuels, CPA Age: 52	Independent Trustee since January 2011	Private investor, 2009 to present; Director-Private Wealth Management, Deutsche Bank, 2003 to 2009	1	None
Moss W. Davis Age: 55	Independent Trustee and Chairman of the Pricing Committee since January 2011	Managing Director and head of Atlanta, GA office, Midtown Consulting Group, 2012 to present; President and Founder, Fairview Consulting Group, 2008 to 2012; Vice President, Experient Group, Consulting and Staffing Firm, 2005 to 2008	1	None
Interested Trustees and Officers
Matthew G. Mead(1) Age: 50	Interested Trustee, President and Chief Executive Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; President, Chickasaw Securities	1	Director, Oakworth Capital Bank; Director, AGRI, Inc.
Geoffrey Mavar(1) Age: 55	Chairman of the Board, Interested Trustee, Treasurer and Chief Financial Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; Chief Financial Officer, Chickasaw Securities	1	None
Gerard Scarpati Age: 62	Chief Compliance Officer since April 2013	Compliance Director, Vigilant Compliance, LLC, 2010 to present; Independent Consultant to the Securities Industry, 2004 to 2010	1	None
Salvatore Faia Age: 55	Assistant Compliance Officer since April 2013; Chief Compliance Officer from January 2011 to April 2013	President, Vigilant Compliance, LLC Chairman, ELP Growth and Income Mutual Fund since 2017; Director since 2005 President, RBB Fund, Inc. Mutual Fund since 2009	1	Trustee, EIP Growth & Income Fund

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

24  |  MainGate mlp fund

Additional Information |  unaudited
November 30,  2017

Trustee and Officer Compensation

The Fund does not compensate any of its trustees  who are interested persons nor any of its officers. For the year ended November 30, 2017, the aggregate compensation paid by the Fund to the independent trustees was $96,000. The Fund did not pay any special compensation to any of its trustees  or officers. The Fund’s Statement of Additional Information  includes additional information  about the trustees  and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements”  as defined under the   U.S.  federal  securities   laws.  Generally,   the  words  “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions  identify  forward-looking  statements,   which  generally are not historical in nature.  Forward-looking statements  are subject to  certain  risks and  uncertainties that  could  cause actual  results to  materially  differ from  the  Fund’s  historical  experience and  its present expectations or projections indicated in any forward-looking statements.  These risks include, but  are not limited  to, changes  in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description  of the  policies and  procedures that  the  Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third  quarters  of each fiscal year with the SEC on Form  N-Q. The Fund’s  Form  N-Q and statement  of additional  information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses,  annual  and  semi-annual  reports,  proxy statements  and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue  householding for your accounts, please call toll-free at 855.MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

ANNUAL REPORT 2017  •  25

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

26  |  MainGate mlp fund

Fund Service Providers
November 30,  2017

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board
 Robert A. Reed, Lead Independent Trustee
 David C. Burns, Independent Trustee
 Moss W. Davis, Independent Trustee
 Marshall K. Gramm, Independent Trustee
 Matthew G. Mead*, Interested Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer
 Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
 Gerard Scarpati, Chief Compliance Officer
Debra McAdoo*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC
6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Thompson Coburn LLP
One U.S. Bank Plaza, St. Louis, MO 63101

Independent Registered Public Accounting  Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

*Employed by Chickasaw Capital Management, LLC.

MAINGATE

MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions...	855.657.3863
For news, research and more Fund information...	maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.	Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT	Quasar Distributors, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-657-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. David Burns is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$31,650	$30,650
Audit-Related Fees	None	None
Tax Fees	20,500	17,900
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title  /s/ Matthew G. Mead
Matthew G. Mead, President & Chief Executive Officer

Date  January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Matthew G. Mead
Matthew G. Mead, President & Chief Executive Officer

Date  January 22, 2018

By (Signature and Title)  /s/ Geoffrey P. Mavar
Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date  January 22, 2018